EXHIBIT 23.2




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Amendment No. 1 to Form S-2 of Imaging Diagnostic Systems, Inc. of our report dated August 1, 2002, which appears on Page F-1 of Form 10-KSB for the year ended June 30, 2002, and to the reference to our firm under the caption "Experts" in the Prospectus.


                                       /s/ Margolies, Fink  and Wichrowski
                                       ------------------------------------
                                       MARGOLIES, FINK and WICHROWSKI
Pompano Beach, Florida
January 13, 2003